Summary prospectus

MACQUARIE ETF TRUST

Macquarie Energy Transition ETF	PWER
NYSE Arca, Inc.

July 29, 2025

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at etf.macquarie.com. You can also get this information at no cost by calling 844-469-9911. The Fund’s statutory prospectus and statement of additional information, both dated July 29, 2025 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus

Macquarie Energy Transition ETF

What is the Fund’s investment objective?

Macquarie Energy Transition ETF seeks to provide long-term growth of capital.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you will incur if you buy, hold, and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.79%
Distribution and service (12b-1) fees	None
Other expenses	None
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses[2]	0.80%

[1]	Acquired fund fees and expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The acquired fund fees and expenses shown are based on the total expense ratio of the RICs for the RICs’ most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV.
[2]	The total annual Fund operating expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Macquarie Energy Transition ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a

Summary prospectus

diversified portfolio of securities in the energy, materials, industrial, renewable energy, and utilities sectors that meet the Fund’s investment criteria noted below. The investment criteria includes companies that meet the Manager’s definition of “transition enablers” or “responsible producers,” as further described below. The Fund’s strategy seeks to realize inefficiencies in the global transition to cleaner, lower carbon energy in a world of increasing energy demand and uncertain energy supply. The Fund may invest in companies of any size and located across the world; however, the Fund generally will focus its investments on companies domiciled in North America.

The Fund seeks to invest its assets primarily in two types of companies. The first group of companies are ones that Delaware Management Company, the Fund’s investment adviser (Manager) believes are facilitating the transition to new, lower carbon energy sources, such as solar or wind energy, as well as the increasing electrification of areas that have traditionally relied on fossil fuels, such as transportation. The Manager considers these companies to be “transition enablers” that have a portion of their business committed to actively developing and/or exposed to products and services designed to produce lower-emitting alternatives to fossil fuels, or providers of services or materials required for the energy transition or low greenhouse gas energy production. In seeking to identify “transition enablers,” the Manager uses proprietary and third-party research to determine what technologies have the greatest likelihood of succeeding and profiting from the energy transition. The Manager then uses this macro view to determine the individual components and services that will be required to fully deploy these technologies. For example, the Manager believes the deployment of solar, wind power and electric vehicles are likely to witness an increase in demand from the energy transition, while basic materials essential to the production and implementation of such technologies (e.g., copper or aluminum), will also serve as catalysts for an energy transition.

The second category of companies, “responsible producers,” includes traditional energy exploration and production companies with the potential to transition to lower emission power production, as well as providers of materials needed to augment low greenhouse gas (GHG) energy production. To be classified in this category the companies must be producers that are actively working toward reducing, displacing and/or sequestering their GHG emissions, potentially including companies that currently have a high level of absolute GHG emissions. Companies in this category also need to produce in a responsible manner by limiting/controlling water usage/discharge and spills and operate in a socially responsible manner (for example no use of child labor) while ensuring proper governance especially when operating in higher risk jurisdictions. “Higher risk jurisdictions” are those that may have corruption, poverty, and violence, in addition to looser safety regulations, child labor risks, modern slavery risks, and bribery. The Manager carefully analyzes each company, utilizing company disclosures, third party research and proprietary analysis, to determine whether a company is properly identifying, monitoring and addressing these social and governance issues and risks, particularly when such companies operate in jurisdictions exhibiting these high-risk characteristics.

To be considered a “responsible producer,” companies must have a significant portion of its business committed to responsible production, which might include low carbon production, limited methane, responsible water usage, careful reclamation, or limited flaring in oil and gas production. Importantly, the proportion of energy or mining such companies produce responsibly is expected to increase or at least remain constant. Companies are required to remain focused on the cleanest approaches to production, rather than a full transition to significantly lower emission power production. Nuclear energy is included in this category on the basis it provides a low emission source of base load power, complimenting the low emission but intermittent power provided by renewables.

The Manager conducts an initial screening of the universe of “transition enablers and “responsible producers” using its proprietary environmental framework for companies that leverages the Manager’s own views, in-house knowledge base and best practices, along with external resources like Sustainalytics and Bloomberg. The Manager then analyzes each investable opportunity that fits the criteria of a “transition enabler” or “responsible producer.” While the Fund will invest in both companies that the Manager considers to be “transition enablers” and companies it considers “responsible producers”, the Manager expects that “transition enabler” companies will gradually take an increasing share of the portfolio over the long-term. Also, investments can be made in securities that may score poorly on a particular ESG metric if the risk is properly disclosed and is being monitored and addressed and the company otherwise passes the Manager’s screen of “transition enablers” and “responsible producers.” The Manager’s proprietary fundamental process analyzes the environmental attributes of portfolio companies involved in oil and gas and materials extraction, refining or fabrication. For companies involved in renewable energies or lower carbon technologies, the environmental and sustainability attributes are analyzed using third party research. Investments can be made in securities that may have been identified as having heightened environmental, social or governance risks if those risks are properly disclosed and are being monitored and addressed.

Summary prospectus

The Manager then uses a proprietary fundamental process to analyze each investable opportunity. The Manager evaluates these “responsible producers” as well as “transition enablers” on various financial measures to determine which companies present an attractive risk/reward. Financial measures include 1) sector and company growth profile; 2) relative financial multiples; 3) net asset value; 4) balance sheet and cash flow analysis; and 5) various other financial measures depending on the industry and opportunity. Position sizing is determined based on numerous risk factors such as 1) security domicile; 2) company asset domicile; 3) financial risk; 4) security liquidity; and 5) sub-sector exposures. The portfolio is constantly monitored to maximize returns while reducing risk. Positions presenting a more favorable risk/return profile will typically be larger positions within the Fund’s portfolio. The Manager’s proprietary fundamental process analyzes the environmental attributes of portfolio companies involved in oil and gas and materials extraction, refining or fabrication.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund, including consideration of the security’s current valuation. Additionally, the Manager may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash. Positions will be exited if the Manager believes they no longer are favorably valued or they no longer meet the Manager’s criteria as a “responsible producer” or “transition enabler” based on new information that becomes available to the Manager.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Quantitative support from MIMGL may include portfolio analytics and research and other quantitative analysis relating to the Fund’s holdings and investment strategy.

The Fund’s 80% policy is non-fundamental and may be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any exchange-traded fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. Unlike many ETFs, the Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market - such as the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Sustainability risk — Investing with a focus on companies that exhibit a commitment to sustainable practices may result in the Fund investing in certain types of companies, industries or sectors that the market may not favor. The securities of such companies may underperform the stock market as a whole and the criteria used to select companies for investment may result in the Fund investing in securities that underperform securities of companies that do not exhibit such a commitment to sustainability.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as energy, materials or utilities) will decline because of changing expectations for the performance of that industry or sector.

Energy sector risk — Companies engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources are subject to many risks that can negatively impact the revenues and viability of companies in this sector. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. For example, the price of energy securities may fluctuate due to real and perceived inflationary trends and the (often rapid) changes in supply of, or demand for, various natural resources; both domestic

Summary prospectus

and international political and economic developments; the cost required to comply with environmental safety regulations; changes in methods for conserving energy; environmental incidents; and the uncertain success rates for exploration projects. To the extent the Fund focuses its investments in the energy sector, the Fund will be more susceptible to the risks, events and other factors affecting companies in this sector.

Materials sector risk — Companies engaged in the production and distribution of materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations. To the extent the Fund focuses its investments in the materials sector, the Fund will be more susceptible to the risks, events and other factors affecting companies in this sector.

Industrial sector risk — The value of securities issued by companies in the industrial sector may be adversely affected by supply and demand changes related to their specific products or services and industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrial sector. Companies in this sector may be adversely affected by product liability claims. The sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. To the extent the Fund focuses its investments in the industrial sector, the Fund will be more susceptible to the risks, events and other factors affecting companies in this sector.

Renewable energy sector risk — Securities of companies in the renewable energy sector are subject to swift price and supply fluctuations caused by events relating to international events, taxes and other governmental regulatory policies. Weak demand for renewable energy products and services in general may adversely affect companies in this sector. Obsolescence of existing technology, short product cycles, falling prices, competition from new market entrants and general economic conditions can significantly affect the renewable energy sector. To the extent the Fund focuses its investments in the renewable energy sector, the Fund will be more susceptible to the risks, events and other factors affecting companies in this sector.

Utilities sector risk — Companies in the utilities sector are subject to certain risks, including risks associated with government regulation, interest rate changes, financing difficulties, supply and demand for services or products, intense competition, natural resource conservation and commodity price fluctuations. To the extent the Fund focuses its investments in the utilities sector, the Fund will be more susceptible to the risks, events and other factors affecting companies in this sector.

ETF risk — The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized participants, market makers and liquidity providers concentration risk,” “Secondary market trading risk” and “Shares may trade at prices other than NAV risk.”

•	Authorized participants, market makers and liquidity providers concentration risk — Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace, and they have no obligation to submit creation or redemption orders. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

•	Secondary market trading risk — Although the Fund’s shares are listed on a national securities exchange, NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in the Fund’s shares on the Exchange may be halted. An exchange or market may also issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process or affect the price at which shares trade in the secondary market.

Summary prospectus

•	Shares may trade at prices other than NAV risk — As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings, while the trading price of the shares fluctuates continuously throughout trading hours on the Exchange, based on both the relative market supply of, and demand for, the shares and the underlying value of the Fund’s holdings. As a result, although it is expected that the market price of the Fund’s shares will approximate the Fund’s NAV, there may be times when the market price of the Fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards or auditing and financial recordkeeping standards. Information about non-U.S. companies may be unreliable or outdated, the Manager’s reliance on such data may affect the Fund’s performance, and the rights and remedies associated with investments in a fund that invests significantly in foreign securities may be different than those with a fund that invests in domestic securities.

The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Third party data provider risk — In evaluating issuers, the Manager may rely upon information and data, including from third party data providers and companies. The data obtained from third-party data providers or companies may be limited, incomplete, inaccurate, or unavailable, or may present conflicting information and data with respect to an issuer, which in each case could cause the Manager to incorrectly assess an issuer’s business practices as they relate to the Fund’s investment criteria. In addition, such third-party data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by such providers and may lack standardization, consistency, and transparency. As a result, there exists a risk that the Manager may incorrectly assess a security or company, resulting in the incorrect inclusion or exclusion of a security in the Fund’s portfolio, or that the Fund may underperform funds that do not screen or score companies based on similar investment criteria or funds that use different third-party data providers.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Macquarie Energy Transition ETF performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s performance for the 2024 calendar year and by showing how the Fund’s average annual total returns for the 1-year and lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. You may obtain the Fund’s most

Summary prospectus

recently available month-end performance by calling 844-469-9911 or by visiting the Fund’s website at etf.macquarie.com.

Calendar year-by-year total return

During the period illustrated in this bar chart, the Fund’s highest quarterly return was 3.78% for the quarter ended September 30, 2024, and its lowest quarterly return was -8.67% for the quarter ended December 31, 2024.

The performance information shown above is based on a calendar year. The Fund’s performance from January 1, 2025 to June 30, 2025 was 10.19%.

Average annual total returns for periods ended December 31, 2024

	1 year	Lifetime
Returns before taxes (lifetime: 11/28/23-12/31/24)	-3.58%	5.41%
Returns after taxes on distributions (lifetime: 11/28/23-12/31/24)	-3.81%	5.16%
Returns after taxes on distributions and sale of Fund shares (lifetime: 11/28/23-12/31/24)	-1.95%	4.13%
MSCI ACWI Index (Net) (lifetime: 11/28/23-12/31/24)	17.49%	21.38%
S&P 1500 Energy Sector Index (lifetime: 11/28/23-12/31/24)	5.98%	5.32%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Samuel Halpert	Managing Director, Head of Global Natural Resources Equity, Senior Portfolio Manager	Since inception (November 2023)
Geoffrey King	Senior Vice President, Portfolio Manager — Global Natural Resources Equity	Since inception (November 2023)

Sub-Advisor

Macquarie Investment Management Global Limited (MIMGL)

On April 21, 2025, Macquarie Group Limited, the parent company of the Manager, a series of Macquarie Investment Management Business Trust (MIMBT), together with certain of its affiliates, and Nomura Holding America Inc. (Nomura), announced that they had entered into an agreement for Nomura to acquire the US and European public investments asset management business of Macquarie Asset Management. The transaction is subject to customary closing conditions, including the receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is expected to close on or about October 31, 2025.

Purchase and redemption of Fund shares

The Fund is an ETF. As an ETF, only APs may engage in creation or redemption transactions directly with the Fund. The Fund issues or redeems shares that have been aggregated into blocks of 25,000 shares or multiples thereof (Creation Units) to APs who have entered into agreements with the Fund’s distributor, Foreside Financial Services, LLC.

Summary prospectus

The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and/or an amount of cash) that the Fund specifies each day. Individual shares of the Fund may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at etf.macquarie.com.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMPR-PWER